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                                                                  EXECUTION COPY

                                    AMENDMENT

         AMENDMENT, dated as of April 12, 1999 (this "Amendment"), among RCPI TRUST, a Delaware business trust (the "Borrower"), the lenders parties hereto and NATIONSBANK, N.A., a national banking association (successor by merger to NationsBank of Texas, N.A.), as agent (in such capacity, the "Agent") for the Lenders, to the Existing Credit Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Credit Agreement.

                                    RECITALS

         The Borrower, the lenders from time to time parties hereto (the "Lenders") and the Agent are parties to that certain Credit Agreement, dated as of May 16, 1997 (as previously amended and as otherwise amended, supplemented or otherwise modified, the "Existing Credit Agreement").

         The Borrower has requested that the Lenders amend the Existing Credit Agreement to, among other things, allow the Borrower to enter into an additional credit agreement, dated as of the date hereof, among the Borrower, the lenders from time to time parties thereto and NationsBank, N.A., as agent (as amended, supplemented or otherwise modified, the "Additional Credit Agreement"). Subject to the terms and conditions of this Amendment, the Lenders and the Agent have agreed to so amend the Existing Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

         1. Amendment. The Existing Credit Agreement is hereby amended as follows:

            (a) Section 1.1 is hereby amended by adding the following definitions:

            "'Additional Credit Agreement': that certain Credit Agreement, dated April 12, 1999, among the Borrower, the lenders from time to time parties thereto, and NationsBank, N.A., as agent for the lenders, as amended, supplemented or otherwise modified from time to time."

            "'Additional Loan Documents': the "Loan Documents", as defined under the Additional Credit Agreement.

            "'Additional Loans': the loans made under the Additional Credit Agreement."

            (b) Section 1.1 is hereby amended by deleting from the definition of "Investors" the phrase "Derrycroft Enterprises, Inc., a Delaware corporation; FIMA
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    Finance Management Inc., a British Virgin Islands corporation;" and substituting in lieu thereof the phrase "EXOR Group, a Luxembourg investment holding company; EXOR America Inc., a Delaware corporation;".

            (c) Section 3.8(d) is hereby amended by inserting the words "Loan Documents, the Additional" after the word "Leases,".

            (d) Section 5.2(g) is hereby amended by deleting the reference to "this Section 5.3(g)" and substituting in lieu thereof the words "this
    Section 5.2(g)".

            (e) Section 5.6(b) is hereby amended by deleting such clause (b) and substituting in lieu thereof a new clause (b) to read in its entirety as follows:

            "(b) In the event that any portion of any Property is so damaged, destroyed or lost, and such damage, destruction or loss is covered, in whole or in part, by insurance described in Section 5.5, then,
            (i) if no Event of Default has occurred and is continuing and the amount of Net Proceeds received (or reasonably anticipated by the Borrower to be received) in connection with such damage, destruction or loss is less than $50,000,000, then the Borrower may retain such Net Proceeds and, at the Borrower's option, apply such Net Proceeds to the restoration, replacement or rebuilding, in whole or in part, of the portion of such Property so damaged, destroyed or lost or to the prepayment of the Loans and, to the extent that the Loans have been paid in full, the Additional Loans, provided, however, that the Borrower shall be required to apply such Net Proceeds to the prepayment of the Loans (x) if the Borrower shall have failed to commence the restoration, replacement or rebuilding, in whole or in part, of the portion of such Property so damaged, destroyed or lost within six months following the receipt of such Net Proceeds or (y) if the Borrower shall cease to be diligently continuing such restoration, replacement or rebuilding, in the case of each of (x) and (y), subject to force majeure; or (ii) if no Event of Default has occurred and is continuing and the amount of Net Proceeds received (or reasonably anticipated by the Borrower to be received) in connection with such damage, destruction or loss is $50,000,000 or greater, then the Borrower shall cause such Net Proceeds to be deposited in a segregated account at a bank (which need not be a Lender) selected by the Borrower, and the Borrower hereby covenants and agrees that such Net Proceeds shall be withdrawn from such segregated account and applied solely for the purpose of, and in the amounts necessary to, make required payments in connection with the restoration, replacement or rebuilding, in whole or in part, of the portion of such Property so damaged, destroyed or lost or to the prepayment of the Loans and, to the extent the Loans have been paid in full, the Additional Loans, provided, however, that the Borrower shall be required to apply such Net Proceeds to the prepayment of the Loans (x) if the Borrower shall have failed to commence the restoration, replacement or rebuilding, in whole or in part, of the portion of such Property so damaged, destroyed or lost within six months following the receipt of such Net Proceeds or (y) if the Borrower shall cease to


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            be diligently continuing such restoration, replacement or
            rebuilding, in the case of each of (x) and (y), subject to force majeure."

            (f) Section 5.6(d) is hereby amended by deleting such clause (d) and substituting in lieu thereof a new clause (d) to read in its entirety as follows:

                "(d) In the event of any condemnation of any Property or any part or interest therein or any similar event with respect thereto, then, (i) if no Event of Default has occurred and is continuing and the amount of Net Proceeds received (or reasonably anticipated by the Borrower to be received) in connection with such condemnation or similar event is less than $50,000,000, then the Borrower may retain such Net Proceeds and, at the Borrower's option, apply such Net Proceeds to the replacement, in whole or in part, of such Property or such part thereof so condemned or to the prepayment of the Loans and, to the extent the Loans have been paid in full, the Additional Loans, provided, however, that the Borrower shall be required to apply such Net Proceeds to the prepayment of the Loans (x) if the Borrower shall have failed to commence the replacement of such Property or such part thereof so condemned within six months following the receipt of such Net Proceeds or (y) if the Borrower shall cease to be diligently continuing such replacement, in the case of each of (x) and (y), subject to force majeure; or (ii) if no Event of Default has occurred and is continuing and the amount of Net Proceeds received (or reasonably anticipated by the Borrower to be received) in connection with such condemnation or similar event is $50,000,000 or greater, then the Borrower shall cause such Net Proceeds to be deposited in a segregated account at a bank (which need not be a Lender) selected by the Borrower, and the Borrower hereby covenants and agrees that such Net Proceeds shall be withdrawn from such segregated account and applied solely for the purpose of, and in the amounts necessary to, make required payments in connection with the replacement of such Property or such part thereof so condemned or to the prepayment of the Loans and, to the extent the Loans have been paid in full, the Additional Loans, provided, however, that the Borrower shall be required to apply such Net Proceeds to the prepayment of the Loans (x) if the Borrower shall have failed to commence the replacement of such Property or such part thereof so condemned within six months following the receipt of such Net Proceeds or (y) if the Borrower shall cease to be diligently continuing such replacement, in the case of each of
            (x) and (y), subject to force majeure."

            (g) Section 6 is hereby amended by deleting the words "directly or indirectly" and substituting in lieu thereof the words "nor shall it permit any of its subsidiaries to".


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            (h) Section 6.1(f) is hereby amended by deleting such clause (f) and substituting in lieu thereof a new clause (f) to read in its entirety as follows:

                "(f) the Hedging Obligations under this Agreement required pursuant to Section 4.1(r) hereof and under the Additional Credit Agreement".

            (i) Section 6.1(g) is hereby amended by deleting the word "and" following the semicolon at the end of the clause.

            (j) Section 6.1(h) is hereby amended by deleting the period at the end of the clause and substituting in lieu thereof "; and".

            (k) Section 6.1 is hereby amended by adding a new clause (i) to read in its entirety as follows:

                "(i) Indebtedness of the Borrower under the Additional Credit
            Agreement."

            (l) Section 6.2(f) is hereby amended by deleting the word "and" following the semicolon at the end of the clause.

            (m) Section 6.2 (g) is hereby amended by deleting the period at the end of the clause and substituting in lieu thereof "; and".

            (n) Section 6.2 is hereby amended by adding a new clause (h) to read in its entirety as follows:

                "(h) Liens arising from tenant improvements; provided that such
            Liens are either bonded or released within thirty (30) days and the aggregate amount secured by such Liens does not exceed $500,000 at any one time."

            (o) Section 6.5 is hereby amended by deleting subclause (ii) of clause (a) of such Section and substituting in lieu thereof a new subclause
    (ii) of clause (a) to read in its entirety as follows:

                "(ii) (A) such Property (or portion thereof) is sold for a net sale price not less than the minimum net sale price (or ratable portion thereof, in the case of a Release of a portion of a Property) for such Property specified on Schedule 1.1(a), (B) not less than 30% of the Net Proceeds from the sale of such Property or portion thereof is paid to the Agent in cash for the benefit of the Lenders concurrently with such Release, such amount of Net Proceeds to be applied as a prepayment of the Loans and a reduction of the Commitments pursuant to Section 2.11(a), (C) no Default under
            Section 7(a) or Event of Default has occurred and is continuing or would result therefrom, and (D) concurrently with such Release the Borrower prepays Loans and/or Additional Loans and/or prepays, redeems or repurchases Zeros, in an aggregate amount so that, immediately after giving effect to such Release, the prepayment of


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            the Loans required in connection therewith pursuant to Section
            2.11(a) and such prepayment, redemption or repurchase of Loans, the Additional Loans and/or Zeros, the Debt to Value Ratio shall be equal to or less than 72.5%, provided, that in the event that the Loans outstanding immediately prior to the prepayment required pursuant to subclause (B) of this Section 6.5(a)(ii) hereof would be paid in full and the Commitments would be terminated as a result of such prepayment, then, so long as the Loans are so repaid in full and the Commitments are so terminated, the Borrower shall not be required to make prepayments, redemptions or repurchases pursuant to this Section 6.5(a)(ii) in an aggregate amount in excess of the amount required to repay the Loans in full;"

            (p) Section 6.6(c) is hereby amended by deleting clause (i) of such Section and substituting in lieu thereof a new clause (i) to read in its entirety as follows:

                "(i) the Borrower shall have made all prepayments required to be made pursuant to Section 2.11 hereof and Section 2.11 of the Additional Credit Agreement in respect of such Release, and"

            (q) Section 6.9 is hereby amended by adding the phrase ", may repay Indebtedness under the Additional Credit Agreement" after the word "Zeros" in the 'except' clause to subsection (a) thereof.

            (r) Section 6.9(b) is hereby amended by inserting the words "(except for the Amendment to the 14% Debenture Purchase Agreement to be dated April 12, 1999)" after the words "14% Debentures".

            (s) Section 6.12 is hereby amended by deleting the word "and" following the comma in clause (c) and adding a new clause (e) following the parenthetical phrase to read in its entirety as follows:

                "and (e) the Additional Credit Agreement,"

            (t) Section 7(f) is hereby amended by deleting clause (i) of such Section and substituting in lieu thereof a new clause (i) to read in its entirety as follows:

                "(i) Any "Event of Default" as defined in the 14% Debentures
            Purchase Agreement, any "Event of Default" as defined in the Zeros Indenture, or any "Event of Default" as defined in the Additional Credit Agreement shall occur, or"

            (u) Section 7.1(k) is hereby amended by inserting the words "or the Key Principals" after the words "any Key Principals" in clause (iii) thereof and by inserting the words "(or such transferee as contemplated by (iii) above)" after the word "Investors" in clause (v) thereof.


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            (v) Section 9.2 is hereby amended by deleting the address of
    Cadwalader, Wickersham & Taft from such Section and substituting in lieu thereof the following address:

                           "227 West Trade Street, Suite 2400
                           Charlotte, North Carolina 28202
                           Attention:  Christopher M. McDermott, Esq.
                           Telephone:  704-348-5100
                           Facsimile:  704-348-5200"

         2. Waiver. The Lenders parties hereto hereby waive any Default or Event of Default occurring as a result of the transfer by FIMA Finance Management Inc. of its interest in Holdings to EXOR Group whether pursuant to Section 7(k)(iii) of the Existing Credit Agreement or otherwise.

         3. Approval. The Agent hereby approves of the Major Space Lease entered into between Borrower and Lazard Freres & Co., LLC, dated December 14, 1998 (the "Lazard Lease"), a copy of which has been previously furnished to the Agent. The Lenders parties hereto hereby waive any Default or Event of Default now or hereinafter occurring as a result of the entering into the Lazard Lease.

         4. Effectiveness. This Amendment shall become effective upon (a) execution and delivery by the Borrower and the Required Lenders and (b) the execution and delivery of the Additional Credit Agreement by the parties thereto.

         5. No Other Amendments. Except as expressly amended and waived hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7. Expenses. The Borrower agrees to pay and reimburse the Agent for all of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

         8. Applicable Law. this amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                   RCPI TRUST, as Borrower



                                   By: _______________________________
                                       Name:
                                       Title:



                                   NATIONSBANK, N.A., as Agent



                                   By: _______________________________
                                       Name:
                                       Title:
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         The undersigned Lenders hereby consent and agree to the foregoing
Amendment:



                                   ORIX USA CORPORATION



                                   By: _______________________________
                                       Name:
                                       Title:



                                   BANKBOSTON, N.A.



                                   By: _______________________________
                                       Name:
                                       Title:



                                   MASS MUTUAL



                                   By: _______________________________
                                       Name:
                                       Title: